                                                                 Exhibit 23.1(A)

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2001 with respect to the consolidated financial statements of Insight Midwest, L.P., included in the Registration Statement (Form S-4 No.333- ) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2% Senior Notes due November 2010.

                            /s/ Ernst & Young LLP


New York, New York
April 27, 2001

                                                                Exhibit 23.1(B)

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 1999 with respect to the financial statements of Insight Communications of Indiana, LLC as of December 31, 1998 and for the period from November 1, 1998 (date of inception) through December 31, 1998 included in the Registration Statement (Form S-4 No.333- ) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                                /s/ Ernst & Young LLP


New York, New York
April 27, 2001

                                                                 Exhibit 23.1(C)

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 13, 1999, related to the combined financial statements of the Noblesville IN, Jeffersonville IN and Lafayette IN cable television systems as of October 31, 1998 and December 31, 1997 and the period from January 1, 1998 to October 31, 1998 and the year ended December 31, 1997, included in the Registration Statement (Form S-4 No.333- ) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                                /s/ Ernst & Young LLP


New York, New York
April 27, 2001

                                                                 Exhibit 23.1(D)

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2001 related to the financial statements of Insight Communications of Central Ohio as of December 31, 2000 and 1999 and for the three years ended December 31, 2000, included in the Registration Statement (Form S-4 No.333- ) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                                /s/ Ernst & Young LLP


New York, New York
April 27, 2001

                                                                 Exhibit 23.1(E)

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2001 related to the combined financial statements of Griffin, Georgia, Rockford, Illinois, Portland, Indiana, and Scottsburg, Indiana cable television systems as of December 31, 2000 and 1999 and for the years then ended, included in the Registration Statement (Form S-4 No.333- ) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                                /s/ Ernst & Young LLP


New York, New York
April 27, 2001